================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report - July 30, 2002
                        ---------------------------------
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                                0-25066                               23-2756709
-------------------------------               ----------------------            ---------------------------------
(State or other jurisdiction of              (Commission file number)           (IRS Employer Identification No.)
incorporation or organization)

           22543 Fisher Road
              PO Box 6660
          Watertown, New York                                      13601
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (315) 782 5910


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

OWOSSO CORPORATION
FORM 8-K
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                            Page

Item 9.           Regulation FD Disclosure.                                   1

Item 9.  Regulation FD Disclosure.

         This Form 8-K is filed to comply with a condition imposed on Owosso Corporation (the "Company") by the Nasdaq Listing Qualification Panel on August 13, 2002 in order to avert a delisting of the Company's common stock from the Nasdaq SmallCap Market. The condition required the Company to file a July 28, 2002 balance sheet with pro forma adjustments for any significant events or transactions occurring on or before September 11, 2002 and evidencing shareholders' equity of at least $7,000,000. As reflected on the pro forma condensed consolidated balance sheet of the Company as of July 28, 2002 filed as a part of this Form 8-K, the pro forma shareholders' equity of the Company as of July 28, 2002 was $7,225,000.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
July 28, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                             Pro Forma
                                                                      July 28, 2002         Adjustments             Pro Forma
                                                                      -------------         -----------           -------------
ASSETS

CURRENT ASSETS:
       Cash and cash equivalents                                      $    248,000                                $    248,000
       Receivables, net                                                  3,084,000                                   3,084,000
       Inventories, net                                                  1,893,000                                   1,893,000
       Net assets held for sale                                          6,016,000          $(4,946,000)  (a)        1,070,000
       Income taxes receivable                                                  --                                          --
       Prepaid expenses and other                                          819,000                                     819,000
       Notes receivable                                                         --              300,000   (b)          300,000
       Deferred taxes                                                      393,000                                     393,000
                                                                      ------------          -----------           ------------

             Total current assets                                       12,453,000           (4,646,000)             7,807,000

PROPERTY, PLANT AND EQUIPMENT, NET                                       6,072,000                                   6,072,000

GOODWILL, NET                                                            8,894,000                                   8,894,000

OTHER INTANGIBLE ASSETS, NET                                             5,317,000                                   5,317,000

NET ASSETS OF DISCONTINUED OPERATIONS HELD FOR SALE                      1,078,000                                   1,078,000

OTHER ASSETS                                                               142,000                                     142,000
                                                                      ------------          -----------           ------------

TOTAL ASSETS                                                          $ 33,956,000          $(4,646,000)          $ 29,310,000
                                                                      ============          ===========           ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable - trade                                       $  2,144,000                                 $ 2,144,000
       Accrued expenses                                                  1,556,000                                   1,556,000
       Current portion of long-term debt                                19,304,000          (10,700,000)  (c)        8,604,000
                                                                      ------------          -----------           ------------

             Total current liabilities                                  23,004,000          (10,700,000)            12,304,000

LONG-TERM DEBT, LESS CURRENT PORTION                                     5,257,000                                   5,257,000

COMMON STOCK PUT OPTION                                                    600,000                                     600,000

POSTRETIREMENT BENEFITS AND OTHER LIABILITIES                              405,000                                     405,000

DEFERRED TAXES                                                           1,194,000                                   1,194,000

ACCRUED PREFERRED STOCK DIVIDENDS                                        2,325,000                                   2,325,000

SHAREHOLDERS' EQUITY                                                     1,171,000            6,054,000   (d)        7,225,000
                                                                      ------------          -----------           ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 33,956,000          $(4,646,000)          $ 29,310,000
                                                                      ============          ===========           ============

--------------------------------------------------------------------------------
Pro forma adjustments reflect the sale of Motor Products - Owosso Corporation and Motor Products - Ohio Corporation.
Proceeds from the sales were utilized to reduce the Company's revolving credit facility.

(a) Represents the pro forma reduction of Motor Products net assets held for sale
(b) Represents the pro forma addition of note receivable as a result of the sale
(c) Represents the pro forma reduction of bank debt as a result of the utilization of the net proceeds of the sale
(d)  Represents the gain on the sale of Motor Products.

OWOSSO CORPORATION
PRO FORMA FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         On July 30, 2002, Owosso Corporation, (the "Company") completed the sale of all of the outstanding stock of Motor Products - Owosso Corporation, a Delaware corporation and Motor Products - Ohio Corporation, a Delaware corporation (together, "Motor Products"), manufacturers of fractional and integral horsepower motors.

         The purchase price paid by Hathaway Motion Control Corporation, a Colorado corporation (the "Buyer") for the outstanding stock of Motor Products consisted of $11.5 million in cash and a promissory note in the principal amount of $300,000, payable six months after closing. The purchase price was determined by arms-length negotiations among Hathaway Corporation, the Buyer, the Company and Motor Products.

         Net cash proceeds of $10.7 million from the sale, after payment of certain transaction costs, were utilized to reduce outstanding bank debt.

         The pro forma condensed consolidated balance sheet as of July 28, 2002 gives effect to the sale of Motor Products as if such transaction had occurred as of that date.

         The pro forma financial data presented herein is based on management's estimate of the effects of the sale of Motor Products, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information regarding this transaction to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated balance sheet as of July 28, 2002 is unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OWOSSO CORPORATION



Date:    September 10, 2002              By: /s/ George B. Lemmon, Jr.
                                             -------------------------
                                         George B. Lemmon, Jr.
                                         Chief Executive Officer and President
                                         (Principal Executive Officer and
                                         Principal Financial Officer)
























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